UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

333 West Wacker Drive, Chicago, Illinois		60606

(Address of principal executive offices)		(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its second quarter 2009 results on Friday, August 7, 2009 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for Q2 2009, Q1 2009 and all quarters in 2008. Table 2 reconciles Adjusted EBITDA as defined by our Bank Credit Agreement to income before taxes for Q2 2009, Q2 2008 and the last twelve month period, which includes the first two quarters of 2009 and the last two quarters of 2008.

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2008, and June 30, 2009
Unaudited

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,354	1,839	1,635	1,487	6,315	$1,339	1,990	—	—	3,328
Managed accounts-retail	1,701	2,118	2,026	2,068	7,914	2,270	2,584	—	—	4,854
Managed accounts-institutional	1,197	1,363	2,840	1,357	6,757	1,762	1,722	—	—	3,484
Closed-end funds	2	(0)	(0)	(0)	2	166	141	—	—	307

Total funds and accounts	$4,254	5,321	6,501	4,912	20,988	$5,537	6,437	—	—	11,974

Net Flows (in millions):
Mutual funds	$61	744	147	(537)	416	$303	1,057	—	—	1,360
Managed accounts-retail	(2,523)	(1,823)	(1,895)	(2,680)	(8,921)	(1,770)	(44)	—	—	(1,815)
Managed accounts-institutional	(584)	112	1,174	(116)	586	289	(290)	—	—	(1)
Closed-end funds	3	48	(1,172)	(1,250)	(2,370)	(632)	77	—	—	(555)

Total funds and accounts	$(3,042)	(919)	(1,745)	(4,582)	(10,288)	$(1,811)	801	—	—	(1,010)

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$164,307	153,026	151,833	134,065	164,307	$119,223	115,334	—	—	119,223
Acquisition of Winslow Capital accounts	—	—	—	4,542	4,542	—	—	—	—	—
Sales — funds and accounts	4,254	5,321	6,501	4,912	20,988	5,537	6,437	—	—	11,974
Dividend reinvestments	69	155	(170)	493	547	70	107	—	—	177
Redemptions and withdrawals	(7,365)	(6,394)	(8,076)	(9,988)	(31,823)	(7,418)	(5,743)	—	—	(13,161)

Total net flows into funds and accounts	(3,042)	(919)	(1,745)	(4,582)	(10,288)	(1,811)	801	—	—	(1,010)
Appreciation / (depreciation) of managed assets	(8,240)	(274)	(16,022)	(14,802)	(39,338)	(2,079)	11,681	—	—	9,602

End of period	$153,026	151,833	134,065	119,223	119,223	$115,334	127,815	—	—	127,815

Recap by product type:
Mutual funds	$18,415	19,064	17,661	14,689		$15,264	17,329	—	—
Closed-end funds	50,626	50,095	44,710	39,858		39,570	41,892	—	—
Managed accounts-retail	49,431	47,671	40,368	34,860		31,642	34,806	—	—
Managed accounts-institutional	34,553	35,002	31,326	29,817		28,858	33,789	—	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	—	—

Recap by manager:
Nuveen	$74,914	75,031	69,650	64,649		$65,968	69,493	—	—
NWQ	29,650	28,301	23,159	17,264		14,518	16,568	—	—
Rittenhouse	2,669	2,093	1,713	1,258		—	—	—	—
Santa Barbara	3,789	3,833	3,352	2,658		3,336	3,677	—	—
Symphony	9,838	10,202	9,960	7,113		6,811	7,293	—	—
Tradewinds	30,537	30,779	24,749	20,606		18,564	23,511	—	—
HydePark	1,629	1,594	1,483	1,134		1,158	1,285	—	—
Winslow Capital	—	—	—	4,542		4,979	5,989	—	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	—	—

Recap by style:
Equity-based	$74,083	72,449	59,495	52,064		$46,563	54,717	—	—
Municipals	63,073	63,513	60,714	57,540		60,069	62,498	—	—
Taxable income-oriented	15,870	15,871	13,857	9,619		8,702	10,601	—	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	—	—

Table 2
Adjusted EBITDA Reconciliation
Q2 2009, Q2 2008, and Q2 2009 LTM
Unaudited
In Thousands

			Debt and
		Net (Income)/	Investment		Retention,
		Loss Attributable	Related and		Recruiting,		Structured		Q2 2009
	Q2 2009	to Noncontrolling	Interest	Non-Cash	Relocation &	Non-Recurring	Products	Pro forma	Adjusted
	GAAP	Interests	Expense (1)	Items (2)	Severance	Items	Distribution	Adjustments	EBITDA (3)

Operating Revenues
Advisory Fees	144,919	—	—	—	—	—	—	(1,515)	146,434
Underwriting & Distribution Revenue	(285)	—	—	—	—	—	—	—	(285)
Performance Fees/Other	4,257	—	—	—	—	—	—	—	4,257

Total Operating Revenue	148,891	—	—	—	—	—	—	(1,515)	150,406

Operating Expenses
Compensation and Benefits	47,720	—	—	8,957	1,122	100	263	1,791	35,488
Severance	6,620	—	—	—	6,620	—	—	—	—
Advertising & Product Promotion	1,683	—	—	—	—	7	—	—	1,676
Occupancy & Equipment	8,468	—	—	3,746	—	48	—	483	4,191
Amortization of Intangibles	16,210	—	—	16,210	—	—	—	—	—
Travel & Entertainment	2,306	—	—	—	—	69	75	—	2,162
Outside & Professional Services	10,717	—	—	—	—	518	—	—	10,199
Other Operating Expenses	10,517	—	72	—	1,181	(16)	3,797	—	5,483

Total Operating Expenses	104,241	—	72	28,913	8,922	726	4,135	2,275	59,198

Other Income/(Expense)	59,516	58,015	3,220	—	—	(2,370)	—	—	651

Net Interest Expense	(61,058)	6,641	(68,255)	—					556

Income/(loss) before taxes	43,108	64,656	(65,107)	(28,913)	(8,922)	(3,096)	(4,135)	(3,790)	92,415

			Debt and
		Net (Income)/	Investment		Retention,
		Loss Attributable	Related and		Recruiting,		Structured		Q2 2008
	Q2 2008	to Noncontrolling	Interest	Non-Cash	Relocation &	Non-Recurring	Products	Pro forma	Adjusted
	GAAP	Interests	Expense (1)	Items (2)	Severance	Items	Distribution	Adjustments	EBITDA (3)

Operating Revenues
Advisory Fees	183,935	—	—	—	—	—	—	(3,895)	187,830
Underwriting & Distribution Revenue	819	—	—	—	—	—	—	—	819
Performance Fees/Other	6,428	—	—	—	—	—	—	—	6,428

Total Operating Revenue	191,182	—	—	—	—	—	—	(3,895)	195,077

Operating Expenses
Compensation and Benefits	75,302	—	—	10,229	1,306	101	—	2,460	61,206
Severance	10,228	—	—	—	10,228	—	—	—	—
Advertising & Product Promotion	3,145	—	—	—	—	—	—	—	3,145
Occupancy & Equipment	7,183	—	—	2,523	—	14	—	(100)	4,746
Amortization of Intangibles	16,200	—	—	16,200	—	—	—	—	—
Travel & Entertainment	3,148	—	—	—	—	145	—	(50)	3,053
Outside & Professional Services	11,343	—	—	—	—	426	—	(125)	11,042
Other Operating Expenses	8,443	—	309	—	2,447	94	308	(100)	5,385

Total Operating Expenses	134,992	—	309	28,952	13,981	780	308	2,085	88,577

Other Income/(Expense)	52,651	4,220	49,044	—	—	(490)	—	—	(122)

Net Interest Expense	(68,711)	(2,576)	(66,940)	—	—	—	—	—	805

Income/(loss) before taxes	40,130	1,644	(18,205)	(28,952)	(13,981)	(1,270)	(308)	(5,980)	107,183

(1)	Excludes interest expense on consolidated CLO and dividend income

(2)	Includes amortization and depreciation and non-cash compensation

(3)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

Table 2 (continued)
Adjusted EBITDA Reconciliation
Q2 2009, Q2 2008, and Q2 2009 LTM (4)
Unaudited
In Thousands

			Debt and
		Net (Income)/	Investment		Retention,
		Loss Attributable	Related and		Recruiting,		Structured		Q2 2009 LTM (4)
	Q2 2009 LTM	to Noncontrolling	Interest	Non-Cash	Relocation &	Non-Recurring	Products	Pro forma	Adjusted
	GAAP	Interests	Expense (1)	Items (2)	Severance	Items	Distribution	Adjustments	EBITDA (3)

Operating Revenues
Advisory Fees	616,185	—	—	—	—	—	—	(16,124)	632,309
Underwriting & Distribution Revenue	8,076	—	—	—	—	—	—	—	8,076
Performance Fees/Other	24,657	—	—	—	—	—	—	—	24,657

Total Operating Revenue	648,918	—	—	—	—	—	—	(16,124)	665,042

Operating Expenses
Compensation and Benefits	247,183	—	—	37,265	20,886	281	1,537	9,540	177,674
Severance	49,265	—	—	—	49,265	—	—	—	—
Advertising & Product Promotion	11,158	—	—	—	—	96	—	—	11,062
Occupancy & Equipment	31,527	—	—	12,580	—	48	—	1,692	17,207
Amortization of Intangibles	64,865	—	—	64,865	—	—	—	—	—
Travel & Entertainment	10,577	—	—	—	—	253	75	(100)	10,349
Outside & Professional Services	45,525	—	—	—	—	4,152	—	(250)	41,623
Impairment	2,013,072	—	—	2,013,072	—	—	—	—	—
Other Operating Expenses	45,759	—	652	—	6,766	1,104	15,227	(200)	22,210

Total Operating Expenses	2,518,931	—	652	2,127,782	76,917	5,934	16,839	10,682	280,125

Other Income/(Expense)	(99,297)	(55,365)	(47,299)	—	—	7,863	—	—	(4,498)

Net Interest Expense	(253,759)	22,068	(279,148)	—	—				3,321

Income/(loss) before taxes	(2,223,069)	(33,297)	(327,099)	(2,127,782)	(76,917)	1,929	(16,839)	(26,806)	383,740

(1)	Excludes interest expense on consolidated CLO and dividend income

(2)	Includes amortization and depreciation and non-cash compensation

(3)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(4)	LTM represents the last twelve-month period including the first two quarters of 2009 and the last two quarters of 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 6, 2009	NUVEEN INVESTMENTS, INC.
	By:	/s/ John L. MacCarthy
	Name:	John L. MacCarthy
	Title:	Executive Vice President